Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

Q1 FY18 GAAP EPS UP 19% TO $0.52 and NON-GAAP EPS UP 12% TO $0.62

Q1 FY18 Cloud Revenues Up 51% to $1.5 Billion and Total Revenues Up 7% to $9.2 Billion

REDWOOD SHORES, Calif., September 14, 2017 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2018 Q1 results. Total Revenues were up 7% from the prior year to $9.2 billion. Cloud plus On-Premise Software Revenues were up 9% to $7.4 billion. Cloud Software as a Service (SaaS) revenues were up 62% to $1.1 billion. Cloud Platform as a Service (PaaS) plus Infrastructure as a Service (IaaS) revenues were up 28% to $400 million. Total Cloud Revenues were up 51% to $1.5 billion.

GAAP Operating Income was up 7% to $2.8 billion and Operating Margin was 31%. Non-GAAP Operating Income was up 11% to $3.8 billion and non-GAAP Operating Margin was 41%. GAAP Net Income was up 21% to $2.2 billion, while non-GAAP Net Income was up 14% to $2.7 billion. GAAP Earnings Per Share was up 19% to $0.52, while non-GAAP Earnings Per Share was up 12% to $0.62.

Short-term deferred revenues were up 9% compared with a year ago to $10.3 billion. Operating cash flow on a trailing twelve-month basis was up 8% to $14.8 billion.

“The sustained hyper-growth in our multi-billion dollar cloud business continues to drive Oracle’s overall revenue and earnings higher and higher,” said Oracle CEO, Safra Catz. “In Q1, total revenues were up 7%, GAAP EPS was up 19%, and non-GAAP EPS was up 12%. Oracle is off to a very, very strong start in FY18.”

“With SaaS revenue up 62%, our cloud applications business continues to grow more than twice as fast as Salesforce.com,” said Oracle CEO, Mark Hurd. “ERP is our largest and most important cloud applications business. We now have about 5,000 Fusion ERP customers plus 12,000 NetSuite ERP customers in the Oracle Cloud. That’s 30 times more ERP customers than Workday.”

“In a couple of weeks, we will announce the world’s first fully autonomous database cloud service,” said Oracle Chairman and CTO, Larry Ellison. “Based on machine learning, the latest version of Oracle is a totally automated “self-driving” system that does not require human beings to manage or tune the database. Using AI to eliminate most sources of human error enables Oracle to offer database SLA’s that guarantee 99.995% reliability while charging much less than AWS.”

The Board of Directors also declared a quarterly cash dividend of $0.19 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on October 11, 2017, with a payment date of October 25, 2017.

Q1 Fiscal 2018 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q1 results and Fiscal 2018 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Passcode: 82330974.

About Oracle

Oracle offers a comprehensive and fully integrated stack of cloud applications and platform services. For more information about Oracle (NYSE: ORCL), visit www.oracle.com/investor or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding the growth of our cloud applications business compared to competitors and the announcement regarding our new autonomous database cloud service, are all “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Our cloud computing strategy, including our Oracle Cloud SaaS, PaaS, IaaS and data as a service offerings, may not be successful. (2) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (3) If the security measures for our products and services are compromised or if our products and services contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and reduced sales. (4) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) Economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our U.S. Securities and Exchange Commission (SEC) filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of September 14, 2017. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q1 FISCAL 2018 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2017	% of Revenues		2016	% of Revenues

REVENUES
Cloud software as a service	$1,067	12%		$657	8%		62%		62%
Cloud platform as a service and infrastructure as a service	400	4%		312	3%		28%		27%

Total cloud revenues	1,467	16%		969	11%		51%		51%

New software licenses	966	11%		1,030	12%		(6%	)	(7%	)
Software license updates and product support	4,951	54%		4,792	56%		3%		2%

Total on-premise software revenues	5,917	65%		5,822	68%		2%		1%

Total cloud and on-premise software revenues	7,384	81%		6,791	79%		9%		8%

Hardware revenues	943	10%		996	12%		(5%	)	(6%	)
Services revenues	860	9%		808	9%		6%		5%

Total revenues	9,187	100%		8,595	100%		7%		6%

OPERATING EXPENSES
Cloud software as a service	374	4%		283	3%		33%		32%
Cloud platform as a service and infrastructure as a service	227	2%		132	2%		70%		69%
Software license updates and product support	257	3%		275	3%		(6%	)	(7%	)
Hardware	373	4%		391	5%		(4%	)	(5%	)
Services	702	8%		695	8%		1%		0%
Sales and marketing	1,992	22%		1,919	22%		4%		3%
Research and development	1,574	17%		1,520	17%		4%		3%
General and administrative	320	3%		315	4%		2%		1%
Amortization of intangible assets	411	5%		311	4%		32%		32%
Acquisition related and other	12	0%		14	0%		(17%	)	(17%	)
Restructuring	124	1%		99	1%		25%		22%

Total operating expenses	6,366	69%		5,954	69%		7%		6%

OPERATING INCOME	2,821	31%		2,641	31%		7%		6%

Interest expense	(469)	(5%	)	(416)	(5%	)	13%		13%
Non-operating income, net	233	2%		148	2%		57%		57%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,585	28%		2,373	28%		9%		8%

Provision for income taxes	375	4%		541	7%		(31%	)	(31%	)

NET INCOME	$2,210	24%		$1,832	21%		21%		19%

EARNINGS PER SHARE:
Basic	$0.53			$0.44
Diluted	$0.52			$0.43
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,156			4,119
Diluted	4,284			4,221

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended August 31, 2017 compared with the corresponding prior year period increased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 1 percentage point.

ORACLE CORPORATION

Q1 FISCAL 2018 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended August 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2017 GAAP	Adj.	2017 Non-GAAP	2016 GAAP	Adj.	2016 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES	$9,187	$25	$9,212	$8,595	$18	$8,613	7%	7%	6%	6%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	7,384	25	7,409	6,791	18	6,809	9%	9%	8%	8%

TOTAL CLOUD REVENUES	1,467	25	1,492	969	17	986	51%	51%	51%	51%
Cloud software as a service	1,067	22	1,089	657	17	674	62%	62%	62%	61%
Cloud platform as a service and infrastructure as a service	400	3	403	312	—	312	28%	29%	27%	28%
Software license updates and product support	4,951	—	4,951	4,792	1	4,793	3%	3%	2%	2%

TOTAL OPERATING EXPENSES	$6,366	$(938)	$5,428	$5,954	$(743)	$5,211	7%	4%	6%	3%
Cloud software as a service (4)	374	(9)	365	283	(5)	278	33%	32%	32%	31%
Cloud platform as a service and infrastructure as a service (4)	227	(2)	225	132	(1)	131	70%	70%	69%	69%
Sales and marketing (3)	1,992	(78)	1,914	1,919	(63)	1,856	4%	3%	3%	2%
Stock-based compensation (4)	302	(302)	—	250	(250)	—	21%	*	21%	*
Amortization of intangible assets (5)	411	(411)	—	311	(311)	—	32%	*	32%	*
Acquisition related and other	12	(12)	—	14	(14)	—	(17%)	*	(17%)	*
Restructuring	124	(124)	—	99	(99)	—	25%	*	22%	*

CLOUD SOFTWARE AS A SERVICE MARGIN %	65%		67%	57%		59%	779 bp.	757 bp.	788 bp.	766 bp.

CLOUD PLATFORM AS A SERVICE AND INFRASTRUCTURE AS A SERVICE MARGIN %	43%		44%	58%		58%	(1,401) bp.	(1,343) bp.	(1,407) bp.	(1,348) bp.

OPERATING INCOME	$2,821	$963	$3,784	$2,641	$761	$3,402	7%	11%	6%	10%

OPERATING MARGIN %	31%		41%	31%		39%	(2) bp.	158 bp.	(5) bp.	161 bp.

INCOME TAX EFFECTS (6)	$375	$512	$887	$541	$258	$799	(31%)	11%	(31%)	10%

NET INCOME	$2,210	$451	$2,661	$1,832	$503	$2,335	21%	14%	19%	13%

DILUTED EARNINGS PER SHARE	$0.52		$0.62	$0.43		$0.55	19%	12%	18%	11%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,284	—	4,284	4,221	—	4,221	1%	1%	1%	1%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Non-GAAP adjustments to sales and marketing expenses were as follows:

	Three Months Ended August 31,
	2017	2016
Stock-based compensation (4)	$(89)	$(63)
Acquired deferred sales commissions amortization	11	—

Total non-GAAP sales and marketing adjustments	$(78)	$(63)

(4)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended August 31, 2017			Three Months Ended August 31, 2016
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Software license updates and product support	$7	$(7)	$—	$6	$(6)	$—
Hardware	3	(3)	—	3	(3)	—
Services	14	(14)	—	8	(8)	—
Research and development	234	(234)	—	195	(195)	—
General and administrative	44	(44)	—	38	(38)	—

Subtotal	302	(302)	—	250	(250)	—

Cloud software as a service	9	(9)	—	5	(5)	—
Cloud platform as a service and infrastructure as a service	2	(2)	—	1	(1)	—
Sales and marketing	89	(89)	—	63	(63)	—
Acquisition related and other	1	(1)	—	—	—	—

Total stock-based compensation	$403	$(403)	$—	$319	$(319)	$—

(5)	Estimated future annual amortization expense related to intangible assets as of August 31, 2017 was as follows:

Remainder of fiscal 2018	$1,179
Fiscal 2019	1,408
Fiscal 2020	1,207
Fiscal 2021	1,021
Fiscal 2022	918
Fiscal 2023	567
Thereafter	886

Total intangible assets, net	$7,186

(6)	Income tax effects were calculated reflecting an effective GAAP tax rate of 14.5% and 22.8% in the first quarter of fiscal 2018 and 2017, respectively, and an effective non-GAAP tax rate of 25.0% and 25.5% in the first quarter of fiscal 2018 and 2017, respectively. The difference between our GAAP and non-GAAP tax rates in the first quarters of fiscal 2018 and 2017 were primarily due to the net tax effects on stock-based compensation expense and acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q1 FISCAL 2018 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	August 31, 2017	May 31, 2017
ASSETS

Current Assets:
Cash and cash equivalents	$21,321	$21,784
Marketable securities	45,576	44,294
Trade receivables, net	3,591	5,300
Inventories	312	300
Prepaid expenses and other current assets	2,535	2,837

Total Current Assets	73,335	74,515
Non-Current Assets:
Property, plant and equipment, net	5,586	5,315
Intangible assets, net	7,186	7,679
Goodwill, net	43,020	43,045
Deferred tax assets	1,181	1,143
Other assets	3,289	3,294

Total Non-Current Assets	60,262	60,476

TOTAL ASSETS	$133,597	$134,991

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and other borrowings, current	$4,998	$9,797
Accounts payable	593	599
Accrued compensation and related benefits	1,517	1,966
Deferred revenues	10,269	8,233
Other current liabilities	2,849	3,583

Total Current Liabilities	20,226	24,178
Non-Current Liabilities:
Notes payable and other borrowings, non-current	48,293	48,112
Income taxes payable	5,891	5,681
Other non-current liabilities	2,821	2,774

Total Non-Current Liabilities	57,005	56,567
Equity	56,366	54,246

TOTAL LIABILITIES AND EQUITY	$133,597	$134,991

ORACLE CORPORATION

Q1 FISCAL 2018 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three Months Ended August 31,
	2017	2016
Cash Flows From Operating Activities:
Net income	$2,210	$1,832
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	285	222
Amortization of intangible assets	411	311
Deferred income taxes	159	145
Stock-based compensation	403	319
Other, net	47	39
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,752	1,993
Increase in inventories	(11)	(75)
Decrease in prepaid expenses and other assets	555	435
Decrease in accounts payable and other liabilities	(1,062)	(1,013)
Increase (decrease) in income taxes payable	32	(94)
Increase in deferred revenues	1,785	1,761

Net cash provided by operating activities	6,566	5,875

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(7,671)	(5,513)
Proceeds from maturities and sales of marketable securities and other investments	6,326	1,752
Acquisitions, net of cash acquired	—	(1,143)
Capital expenditures	(473)	(299)

Net cash used for investing activities	(1,818)	(5,203)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(502)	(2,002)
Proceeds from issuances of common stock	1,014	487
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(331)	(170)
Payments of dividends to stockholders	(788)	(618)
Proceeds from borrowings, net of issuance costs	—	13,932
Repayments of borrowings	(4,800)	(3,750)
Distributions to noncontrolling interests	(34)	(167)

Net cash (used for) provided by financing activities	(5,441)	7,712

Effect of exchange rate changes on cash and cash equivalents	230	78

Net (decrease) increase in cash and cash equivalents	(463)	8,462

Cash and cash equivalents at beginning of period	21,784	20,152

Cash and cash equivalents at end of period	$21,321	$28,614

ORACLE CORPORATION

Q1 FISCAL 2018 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2017				Fiscal 2018
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$13,679	$14,249	$13,453	$14,126	$14,817

Capital Expenditures	(1,042)	(1,604)	(1,676)	(2,021)	(2,195)

Free Cash Flow	$12,637	$12,645	$11,777	$12,105	$12,622

% Growth over prior year	5%	10%	(7%)	(3%)	0%
GAAP Net Income	$8,986	$8,820	$8,917	$9,335	$9,713

Free Cash Flow as a % of Net Income	141%	143%	132%	130%	130%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

Q1 FISCAL 2018 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES (1)

($ in millions)

	Fiscal 2017										Fiscal 2018
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2	Q3	Q4	TOTAL
REVENUES
Cloud software as a service	$657		$725		$865		$964		$3,211		$1,067					$1,067
Cloud platform as a service and infrastrucure as a service	312		328		324		397		1,360		400					400

Total cloud revenues	969		1,053		1,189		1,361		4,571		1,467					1,467

New software licenses	1,030		1,347		1,414		2,626		6,418		966					966
Software license updates and product support	4,792		4,777		4,762		4,897		19,229		4,951					4,951

Total on-premise software revenues	5,822		6,124		6,176		7,523		25,647		5,917					5,917

Total cloud and on-premise software revenues	6,791		7,177		7,365		8,884		30,218		7,384					7,384

Total hardware revenues	996		1,014		1,028		1,114		4,152		943					943
Total services revenues	808		844		812		894		3,358		860					860

Total revenues	$8,595		$9,035		$9,205		$10,892		$37,728		$9,187					$9,187

AS REPORTED REVENUE GROWTH RATES
Cloud software as a service	50%		57%		64%		67%		61%		62%					62%
Cloud platform as a service and infrastrucure as a service	80%		75%		55%		40%		60%		28%					28%
Total cloud revenues	59%		62%		62%		58%		60%		51%					51%
New software licenses	(11%	)	(20%	)	(16%	)	(5%	)	(12%	)	(6%	)				(6%	)
Software license updates and product support	2%		2%		2%		2%		2%		3%					3%
Total on-premise software revenues	0%		(4%	)	(3%	)	(1%	)	(2%	)	2%					2%
Total cloud and on-premise software revenues	5%		2%		4%		5%		4%		9%					9%
Total hardware revenues	(12%	)	(10%	)	(9%	)	(13%	)	(11%	)	(5%	)				(5%	)
Total services revenues	(6%	)	(2%	)	2%		3%		(1%	)	6%					6%
Total revenues	2%		0%		2%		3%		2%		7%					7%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service	52%		59%		65%		69%		62%		62%					62%
Cloud platform as a service and infrastrucure as a service	84%		78%		57%		42%		62%		27%					27%
Total cloud revenues	61%		64%		63%		60%		62%		51%					51%
New software licenses	(10%	)	(19%	)	(15%	)	(4%	)	(11%	)	(7%	)				(7%	)
Software license updates and product support	3%		3%		3%		3%		3%		2%					2%
Total on-premise software revenues	1%		(3%	)	(2%	)	0%		(1%	)	1%					1%
Total cloud and on-premise software revenues	6%		3%		5%		6%		5%		8%					8%
Total hardware revenues	(11%	)	(9%	)	(9%	)	(12%	)	(10%	)	(6%	)				(6%	)
Total services revenues	(5%	)	0%		3%		4%		1%		5%					5%
Total revenues	3%		1%		3%		4%		3%		6%					6%

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017 and 2016 for the fiscal 2018 and fiscal 2017 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q1 FISCAL 2018 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC GAAP REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2017										Fiscal 2018
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2	Q3	Q4	TOTAL
AMERICAS
Total cloud and on-premise software revenues	$3,876		$4,000		$4,280		$5,076		$17,231		$4,256					$4,256

Total hardware revenues	$526		$510		$511		$542		$2,089		$485					$485

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	5%		2%		8%		6%		5%		10%					10%
Total hardware revenues	(11%	)	(14%	)	(11%	)	(17%	)	(13%	)	(8%	)				(8%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		2%		7%		6%		5%		9%					9%
Total hardware revenues	(10%	)	(14%	)	(11%	)	(17%	)	(13%	)	(8%	)				(8%	)

EUROPE / MIDDLE EAST / AFRICA
Total cloud and on-premise software revenues	$1,903		$2,008		$2,019		$2,489		$8,419		$2,019					$2,019

Total hardware revenues	$275		$294		$300		$352		$1,221		$271					$271

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	2%		(3%	)	(2%	)	1%		(1%	)	6%					6%
Total hardware revenues	(17%	)	(7%	)	(14%	)	(8%	)	(11%	)	(1%	)				(1%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		2%		2%		5%		4%		3%					3%
Total hardware revenues	(13%	)	(2%	)	(10%	)	(4%	)	(7%	)	(4%	)				(4%	)

ASIA PACIFIC
Total cloud and on-premise software revenues	$1,012		$1,169		$1,066		$1,319		$4,568		$1,109					$1,109

Total hardware revenues	$195		$210		$217		$220		$842		$187					$187

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	12%		15%		2%		9%		9%		10%					10%
Total hardware revenues	(7%	)	(1%	)	1%		(12%	)	(5%	)	(4%	)				(4%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	8%		11%		0%		9%		7%		10%					10%
Total hardware revenues	(9%	)	(3%	)	0%		(12%	)	(6%	)	(4%	)				(4%	)

TOTAL COMPANY
Total cloud and on-premise software revenues	$6,791		$7,177		$7,365		$8,884		$30,218		$7,384					$7,384

Total hardware revenues	$996		$1,014		$1,028		$1,114		$4,152		$943					$943

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	5%		2%		4%		5%		4%		9%					9%
Total hardware revenues	(12%	)	(10%	)	(9%	)	(13%	)	(11%	)	(5%	)				(5%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		3%		5%		6%		5%		8%					8%
Total hardware revenues	(11%	)	(9%	)	(9%	)	(12%	)	(10%	)	(6%	)				(6%	)

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017 and 2016 for the fiscal 2018 and fiscal 2017 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q1 FISCAL 2018 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL CLOUD AND ON-PREMISE SOFTWARE GAAP REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2017										Fiscal 2018
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2	Q3	Q4	TOTAL
APPLICATIONS REVENUES
Cloud software as a service	$657		$725		$865		$964		$3,211		$1,067					$1,067
On-premise software revenues	1,584		1,610		1,632		1,898		6,724		1,579					1,579

Total cloud and on-premise software revenues	$2,241		$2,335		$2,497		$2,862		$9,935		$2,646					$2,646

AS REPORTED GROWTH RATES
Cloud software as a service	50%		57%		64%		67%		61%		62%					62%
On-premise software revenues	(5%	)	(11%	)	(8%	)	(10%	)	(8%	)	0%					0%
Total cloud and on-premise software revenues	6%		3%		9%		7%		6%		18%					18%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service	52%		59%		65%		69%		62%		62%					62%
On-premise software revenues	(4%	)	(9%	)	(7%	)	(9%	)	(7%	)	(1%	)				(1%	)
Total cloud and on-premise software revenues	8%		5%		9%		8%		8%		17%					17%

PLATFORM AND INFRASTRUCTURE REVENUES
Cloud platform as a service and infrastructure as a service	$312		$328		$324		$397		$1,360		$400					$400
On-premise software revenues	4,238		4,514		4,544		5,625		18,923		4,338					4,338

Total cloud and on-premise software revenues	$4,550		$4,842		$4,868		$6,022		$20,283		$4,738					$4,738

AS REPORTED GROWTH RATES
Cloud platform as a service and infrastructure as a service	80%		75%		55%		40%		60%		28%					28%
On-premise software revenues	1%		(1%	)	(1%	)	3%		1%		2%					2%
Total cloud and on-premise software revenues	5%		2%		2%		5%		3%		4%					4%
CONSTANT CURRENCY GROWTH RATES (2)
Cloud platform as a service and infrastructure as a service	84%		78%		57%		42%		62%		27%					27%
On-premise software revenues	2%		(1%	)	0%		4%		1%		1%					1%
Total cloud and on-premise software revenues	5%		2%		2%		6%		4%		3%					3%

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2017 and 2016 for the fiscal 2018 and fiscal 2017 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q1 FISCAL 2018 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service, cloud platform as a service and infrastructure as a service, and software license updates and product support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud-based service contracts and software license updates and product support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service revenues, cloud platform as a service and infrastructure as a service revenues, and software license updates and product support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud-based service contracts; however, we cannot be certain that our customers will renew our cloud-based contracts or software license updates and product support contracts.

•	Deferred sales commissions amortization: Certain acquired companies capitalized sales commissions associated with subscription agreements and amortized these amounts over the related contractual terms. Business combination accounting rules generally require us to eliminate these capitalized sales commissions balances as of the acquisition date and our post-combination GAAP sales and marketing expenses generally do not reflect the amortization of these deferred sales commissions balances. The non-GAAP adjustment to increase our sales and marketing expenses is intended to include, and thus reflect, the full amount of amortization related to such balances as though the acquired companies operated independently in the periods presented. We believe this adjustment to sales and marketing expenses is useful to investors as a measure of the ongoing performance of our business. The presentation of this non-GAAP adjustment commenced in the second fiscal quarter of fiscal 2017 as a result of our acquisition of NetSuite. Such adjustment was not material in prior periods.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested stock awards assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those stock awards. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions and/or strategic initiatives, we generally will incur these expenses in connection with any future acquisitions and/or strategic initiatives.